EXHIBIT 4.2




================================================================================

                          REGISTRATION RIGHTS AGREEMENT

                                   Dated as of

                                October 23, 2001

                                      Among

                    BRL UNIVERSAL EQUIPMENT 2001 A, L. P. and
                          BRL UNIVERSAL EQUIPMENT CORP.
                                    as Issuer

                    UNIVERSAL COMPRESSION HOLDINGS, INC. and
                          UNIVERSAL COMPRESSION, INC.,
                                   as Company

                                       and

                         DEUTSCHE BANC ALEX. BROWN INC.,
                          FIRST UNION SECURITIES, INC.
                         BANC ONE CAPITAL MARKETS, INC.,
                           SCOTIA CAPITAL (USA), INC.
                              as Initial Purchasers


================================================================================

                     $100 Million Aggregate Principal Amount

                      8 7/8% SENIOR SECURED NOTES DUE 2008

                                TABLE OF CONTENTS
                                -----------------

                                                                            Page
                                                                            ----

1.   Definitions. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1

2.   Exchange  Offer. . . . . . . . . . . . . . . . . . . . . . . . . . . .    5

3.   Shelf  Registration. . . . . . . . . . . . . . . . . . . . . . . . . .    8

4.   Additional  Interest . . . . . . . . . . . . . . . . . . . . . . . . .    9

5.   Registration  Procedures . . . . . . . . . . . . . . . . . . . . . . .   11

6.   Registration  Expenses . . . . . . . . . . . . . . . . . . . . . . . .   21

7.   Indemnification. . . . . . . . . . . . . . . . . . . . . . . . . . . .   25

8.   Rule  144  and  144A . . . . . . . . . . . . . . . . . . . . . . . . .   26

9.   Underwritten  Registrations. . . . . . . . . . . . . . . . . . . . . .   26

10.  Miscellaneous. . . . . . . . . . . . . . . . . . . . . . . . . . . . .   26

     (a)  No  Inconsistent  Agreements. . . . . . . . . . . . . . . . . . .   26
     (b)  Adjustments  Affecting  Registrable  Notes. . . . . . . . . . . .   26
     (c)  Amendments  and  Waivers. . . . . . . . . . . . . . . . . . . . .   26
     (d)  Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   27
     (e)  Successors  and  Assigns. . . . . . . . . . . . . . . . . . . . .   28
     (f)  Counterparts .. . . . . . . . . . . . . . . . . . . . . . . . . .   29
     (g)  Headings. . . . . . . . . . . . . . . . . . . . . . . . . . . . .   29
     (h)  Governing  Law. . . . . . . . . . . . . . . . . . . . . . . . . .   29
     (i)  Severability. . . . . . . . . . . . . . . . . . . . . . . . . . .   29
     (j)  Securities Held by the Issuer or the Company or Its
              Affiliates. . . . . . . . . . . . . . . . . . . . . . . . . .   29
     (k)  Third  Party  Beneficiaries. . . . . . . . . . . . . . . . . . .    30
     (l)  Entire  Agreement . . . . . . . . . . . . . . . . . . . . . . . .   30

                          REGISTRATION RIGHTS AGREEMENT

          This Registration Rights Agreement (the "Agreement") is dated as of
                                                   ---------
October 23, 2001 by and among BRL Universal Equipment 2001 A, L.P., a Delaware limited partnership ("BRL") and BRL Universal Equipment Corp., a Delaware
                      ---
corporation ("BRL Corp.", and together with BRL, the "Issuer"), Universal
              ---------                               ------
Compression, Inc., a Texas corporation ("UCI"), Universal Compression Holdings,
                                         ---
Inc., a Delaware corporation ("UCH", and together with UCI, the "Company"),
                               ---                               -------
Deutsche Banc Alex. Brown Inc., First Union Securities, Inc., Banc One Capital Markets, Inc. and Scotia Capital (USA), Inc. (together, the "Initial Purchasers").

         This Agreement is entered into in connection with the Purchase Agreement, dated as of October 16, 2001 by and among the Issuer and the Initial Purchasers (the "Purchase Agreement") that provides for the sale by the Issuer
                 ------------------
to the Initial Purchasers of $100 million aggregate principal amount of the Issuer's 8-7/8% Senior Secured Notes due 2008 (the "Notes"). In order to induce the Initial Purchasers to enter into the Purchase Agreement, the Issuer and the Company have agreed to provide the registration rights set forth in this Agreement for the benefit of the Initial Purchasers and any subsequent holder or holders of notes. The execution and delivery of this Agreement is a condition to the Initial Purchasers' obligation to purchase the Notes under the Purchase Agreement. The parties hereby agree as follows:

1.   Definitions
     -----------

          As used in this Agreement, the following terms shall have the following meanings:

          Advice:  See the last paragraph of Section 5 hereof.
          ------

          Agreement:  See the first introductory paragraph hereto.
          ---------

          Applicable Period:  See Section 2(b) hereof.
          -----------------

          Business Day:  Any day except a Saturday, a Sunday, or a day on which
          ------------
banking institutions in New York, New York are required or authorized by law or other governmental action to be closed.

          Closing Date:  The Closing Date as defined in the Purchase Agreement.
          ------------

          Company:  See the first introductory paragraph hereto.
          -------

          Effectiveness Date:  The date that is 180 days after the Issue Date,
          ------------------
provided, however, that with respect to any shelf registration, its
--------  -------
effectiveness date should be the 90th day after the Filing Date with respect thereto.

          Effectiveness Period:  See Section 3(a) hereof.
          --------------------

          Event Date:  See Section 4(b) hereof.
          ----------

          Exchange Act:  The Securities Exchange Act of 1934, as amended, and
          ------------
the rules and regulations of the SEC promulgated thereunder.

          Exchange Notes:  See Section 2(a) hereof.
          --------------

          Exchange Offer:  See Section 2(a) hereof.
          --------------

          Exchange Registration Statement:  See Section 2(a) hereof.
          -------------------------------

          Filing Date:  (A) If no Exchange Offer Registration Statement has been
          -----------
filed by the Issuers and the Company pursuant to this Agreement, the 90th day after the Issue Date; and (B) with respect to a Shelf Registration Statement, the 90th day after the delivery of a Shelf Notice as required pursuant to
Section 2(c) hereof.

          Holder:  Any holder of a Registrable Note or Registrable Notes.
          ------

          Indemnified Person:  See Section 7(c) hereof.
          ------------------

          Indemnifying Person:  See Section 7(c) hereof.
          -------------------

          Indenture:  The Indenture, dated as of February 9, 2001 between the
          ---------
Issuer and The Bank of New York, as Trustee, pursuant to which the Notes are being issued, as amended or supplemented from time to time in accordance with the terms thereof.

          Initial Purchasers:  See the first introductory paragraph hereto.
          ------------------

          Inspectors:  See Section 5(o) hereof.
          ----------

          Issue Date:  The date on which the Notes were sold to the Initial
          ----------
Purchasers pursuant to the Purchase Agreement.

          NASD:  See Section 5(t) hereof.
          ----

          Notes:  See the second introductory paragraph hereto.
          -----

          Participant:  See Section 7(a) hereof.
          -----------

          Participating Broker-Dealer:  See Section 2(b) hereof.
          ---------------------------

          Participation Agreement:  See the second introductory paragraph
          -----------------------
hereto.

          Person:  An individual, trustee, corporation, partnership, limited
          ------
liability company, joint stock company, trust, unincorporated association, union, business association, firm or other legal entity.

          Private Exchange:  See Section 2(b) hereof.
          ----------------

          Private Exchange Notes:  See Section 2(b) hereof.
          ----------------------

          Prospectus:  The prospectus included in any Registration Statement
          ----------
(including, without limitation, any prospectus subject to completion and a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, and all other amendments and supplements to the Prospectus, with respect to the terms of the offering of any portion of the Registrable Notes covered by such Registration Statement including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

          Purchase Agreement:  See the second introductory paragraph hereto.
          ------------------

          Records:  See Section 5(o) hereof.
          -------

          Registrable Notes:  Each Note upon original issuance of the Notes and
          -----------------
at all times subsequent thereto, each Exchange Note as to which Section 2(c)(v) hereof is applicable upon original issuance and at all times subsequent thereto and each Private Exchange Note upon original issuance thereof and at all times subsequent thereto, until in the case of any such Note, Exchange Note or Private Exchange Note, as the case may be, the earliest to occur of (i) a Registration Statement (other than, with respect to any Exchange Note as to which Section 2(c)(v) hereof is applicable, the Exchange Registration Statement) covering such Note, Exchange Note or Private Exchange Note, as the case may be, has been declared effective by the SEC and such Note, Exchange Note or Private Exchange Note, as the case may be, has been disposed of in accordance with such effective Registration Statement, (ii) such Note, Exchange Note or Private Exchange Note, as the case may be, is sold in compliance with Rule 144, (iii) such Note has been exchanged for an Exchange Note or Exchange Notes pursuant to an Exchange Offer and is entitled to be resold without complying with the prospectus delivery requirements of the Securities Act, (iv) such Note, Exchange Note or

Private Exchange Note, as the case may be, ceases to be outstanding for purposes of the Indenture or (v) such Note, Exchange Note or Private Exchange Note, as the case may be, in the reasonable opinion of the Issuer and the Company, may be resold without restriction pursuant to Rule 144(k) under the Securities Act.

          Registration Statement:  Any registration statement of the Company
          ----------------------
under the Securities Act, including, but not limited to, the Exchange Registration Statement and any registration statement filed in connection with a Shelf Registration, filed with the SEC pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

          Rule 144:  Rule 144 promulgated under the Securities Act, as such Rule
          --------
may be amended from time to time, or any similar rule (other than Rule 144A) or regulation hereafter adopted by the SEC.

          Rule 144A:  Rule 144A promulgated under the Securities Act, as such
          ---------
Rule may be amended from time to time, or any similar rule (other than Rule 144) or regulation hereafter adopted by the SEC.

          Rule 415:  Rule 415 promulgated under the Securities Act, as such Rule
          --------
may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

          SEC:  The Securities and Exchange Commission.
          ---

          Securities Act:  The Securities Act of 1933, as amended, and the rules
          --------------
and regulations of the SEC promulgated thereunder.

          Shelf Notice:  See Section 2(c) hereof.
          ------------

          Shelf Registration:  See Section 3(a) hereof.
          ------------------

          TIA:  The Trust Indenture Act of 1939, as amended.
          ---

          Trustee:  The trustee under the Indenture and, if existent, the
          -------
trustee under any indenture governing the Exchange Notes and Private Exchange Notes (if any).

          Underwritten registration or underwritten offering:  A registration in
          --------------------------------------------------
which securities of the Issuer are sold to an underwriter for reoffering to the public.

2.     Exchange Offer
       --------------

          (a) The Issuer and the Company shall file with the SEC a registration statement, to the extent not prohibited by any applicable law or applicable interpretation of the staff of the SEC, no later than the Filing Date an offer to exchange (the "Exchange Offer") any and all of the Registrable Notes
                           --------------
(other than the Private Exchange Notes, if any) for a like aggregate principal amount of debt securities of the Issuer that are identical in all material respects to the Notes (the "Exchange Notes") (and that are entitled to the
                            --------------
benefits of the Indenture or a trust indenture that is identical in all material respects to the Indenture (other than such changes to the Indenture or any such identical trust indenture as are necessary to comply with any requirements of the SEC to effect or maintain the qualification thereof under the TIA) and that, in either case, has been qualified under the TIA), except that the Exchange Notes (other than Private Exchange Notes, if any) shall have been registered pursuant to an effective Registration Statement under the Securities Act and shall contain no restrictive legend thereon. The Exchange Offer shall be registered under the Securities Act on the appropriate form (the "Exchange
                                                                  --------
Registration Statement") and shall comply with all applicable tender offer rules
----------------------
and regulations under the Exchange Act. The Issuer and the Company agree to use their reasonable best efforts to (x) cause the Exchange Registration Statement to be declared effective under the Securities Act on or before the Effectiveness Date; (y) keep the Exchange Offer open for at least 20 business days (or longer if required by applicable law) after the date that notice of the Exchange Offer is mailed to Holders; and (z) consummate the Exchange Offer on or prior to the 210th day following the Issue Date. If after such Exchange Registration Statement is declared effective by the SEC, the Exchange Offer or the issuance of the Exchange Notes thereunder is interfered with by any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court, such Exchange Registration Statement shall be deemed not to have become effective for purposes of this Agreement, unless such interference is cured within 5 business days. Each Holder who participates in the Exchange Offer will be required to represent that any Exchange Notes received by it will be acquired in the ordinary course of its business, that at the time of the consummation of the Exchange Offer such Holder will have no arrangement or understanding with any Person to participate in the distribution of the Exchange Notes in violation of the provisions of the Securities Act and that such Holder is not an affiliate of the Issuer or the Company within the meaning of the Securities Act and is not acting on behalf of any persons or entities who could not truthfully make the foregoing representations. Upon consummation of the Exchange Offer in accordance with this Section 2, the provisions of this Agreement shall continue to apply, mutatis mutandis, solely with respect to
                                   ------- --------
Registrable Notes that are Private Exchange Notes and Exchange Notes held by Participating Broker-Dealers, and the Issuer and the Company shall have no further obligation to register Registrable Notes (other than Private Exchange Notes and other than in respect of any Exchange Notes as to which clause 2(c)(v) hereof applies) pursuant to Section 3 hereof.

          (b) The Issuer and the Company shall include within the Prospectus contained in the Exchange Registration Statement a section entitled "Plan of Distribution," reasonably acceptable to the Initial Purchasers, that shall contain a summary statement of the positions taken or policies made by the staff of the SEC with respect to the potential "underwriter" status of any broker-dealer that is the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of Exchange Notes received by such broker-dealer in the Exchange Offer (a "Participating Broker-Dealer"), whether such positions or policies have
          ---------------------------
been publicly disseminated by the staff of the SEC or such positions or policies, represent the prevailing views of the Staff of the SEC. Such "Plan of Distribution" section shall also expressly permit the use of the Prospectus by all Persons subject to the prospectus delivery requirements of the Securities Act, including all Participating Broker-Dealers to the extent permitted by applicable policies and regulations of the SEC and include a statement describing the means by which Participating Broker-Dealers may resell the Exchange Notes.

          The Issuer and the Company shall use their reasonable best efforts to keep the Exchange Registration Statement effective and to amend and supplement the Prospectus contained therein in order to permit such Prospectus to be lawfully delivered by all Persons subject to the prospectus delivery requirements of the Securities Act for such period of time as is necessary to comply with applicable law in connection with any resale of the Exchange Notes; provided, however, that such period shall not exceed 180 days after the
--------  -------
consummation of the Exchange Offer (or such longer period if extended pursuant to the last paragraph of Section 5 hereof) (the "Applicable Period").
                                                 -----------------

          If, prior to consummation of the Exchange Offer, the Initial Purchasers hold any Notes acquired by it and having, or that are reasonably likely to be determined to have, the status of an unsold allotment in the initial distribution, the Issuer, upon the written request of the Initial Purchasers simultaneously with the delivery of the Exchange Notes in the Exchange Offer, shall issue and deliver to the Initial Purchasers in exchange (the "Private Exchange") for such Notes held by the Initial Purchasers a like
      ----------------
principal amount of debt securities of the Issuer that are identical in all material respects to the Exchange Notes (the "Private Exchange Notes") (and that
                                              ----------------------
are issued pursuant to the same indenture as the Exchange Notes), except for the placement of a restrictive legend on such Private Exchange Notes. The Private Exchange Notes shall bear the same CUSIP number as the Exchange Notes.

          Interest on the Exchange Notes and the Private Exchange Notes will accrue from the Issue Date.

          In connection with the Exchange Offer, the Issuer and the Company shall:

          (1) mail to each Holder of record a copy of the Prospectus forming part of the Exchange Registration Statement, together with an appropriate letter of transmittal and related documents;

          (2) utilize the services of a depositary for the Exchange Offer with an address in the Borough of Manhattan, The City of New York;

          (3) permit Holders to withdraw tendered Notes at any time prior to the close of business, New York time, on the last business day on which the Exchange Offer remains open; and

          (4) otherwise comply in all material respects with all applicable laws, rules and regulations.

          As soon as practicable after the close of the Exchange Offer or the Private Exchange, as the case may be, the Issuer and the Company shall:

          (1) accept for exchange all Notes properly tendered and not validly withdrawn pursuant to the Exchange Offer or the Private Exchange;

          (2) deliver to the Trustee for cancellation all Notes so accepted for exchange; and

          (3) cause the Trustee to authenticate and deliver promptly to each Holder of Notes, Exchange Notes or Private Exchange Notes, as the case may be, equal in principal amount to the Notes of such Holder so accepted for exchange.

          The Exchange Notes and the Private Exchange Notes may be issued under
(i) the Indenture or (ii) an indenture identical in all material respects to the Indenture, which in either event shall provide that (1) the Exchange Notes shall not be subject to the transfer restrictions set forth in the Indenture and (2) the Private Exchange Notes shall be subject to the transfer restrictions set forth in the Indenture. The Indenture or such indenture shall provide that the Exchange Notes, the Private Exchange Notes and the Notes not exchanged in the Exchange Offer shall vote and consent together on all matters as one class and that neither the Exchange Notes, the Private Exchange Notes or such Notes will have the right to vote or consent as a separate class on any matter.

          (c) If (i) the Issuer and the Company are not permitted to file the Exchange Offer Registration Statement or to consummate the Exchange Offer because the Exchange Offer is not permitted by any applicable law or in currently prevailing interpretations of the staff of the Commission or (ii) any holder of a Note notifies the Issuer and the Company that (A) due to a change in law or policy it is not entitled to participate in the Exchange Offer, (B) due to a change in law or policy it may not resell Exchange Notes acquired by it in the Exchange Offer to the public without delivering a prospectus and the prospectus contained in the Exchange Registration Statement is not appropriate or available for such resales by such holder or (C) it owns Notes (including any Initial Purchaser that holds Notes as part of an unsold allotment from the original offering of the Notes) acquired directly from the Issuer or an affiliate of the Issuer or (iii) any holder of Private Exchange Notes so requests after the consummation of the Private Exchange or (iv) the Issuer and the Company have not consummated the Exchange Offer within 210 days after the Issue Date (each such event referred to in clauses (i) through (iv), a "Shelf
                                                                        -----
Filing Event"), then the Issuer and the Company shall promptly deliver written
------------
notice thereof (the "Shelf Notice") to the Holders and the Trustee and shall
                     ------------
file a Shelf Registration pursuant to Section 3 hereof.

3.     Shelf Registration
       ------------------

          If a Shelf Notice is delivered as contemplated by Section 2(c) hereof, then:

          (a)     Shelf Registration.  The Issuer and the Company shall as
                  ------------------
promptly as reasonably practicable file with the SEC a Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 covering all of the Registrable Notes (the "Shelf Registration"). If the Issuer and the
                                   ------------------
Company shall not have yet filed an Exchange Registration Statement, the Issuer and the Company shall use their reasonable best efforts to file with the SEC the Shelf Registration on or prior to the Filing Date. The Shelf Registration shall be on Form S-1 or another appropriate form permitting registration of such Registrable Notes for resale by Holders in the manner or manners designated by them (including, without limitation, one or more underwritten offerings). The Issuer and the Company shall not permit any securities other than the Registrable Notes and related securities to be included in the Shelf Registration.

          The Issuer and the Company shall use their reasonable best efforts to cause the Shelf Registration to be declared effective under the Securities Act on or prior to the Effectiveness Date and to keep the Shelf Registration continuously effective under the Securities Act until the date that is two years (or such shorter period as may be established by any amendment to the two year period set forth in Rule 144(k) under the Securities Act) from the Issue Date (the "Effectiveness Period"), or such shorter period ending when all Registrable
      --------------------
Notes covered by the Shelf Registration have been sold in the manner set forth and as contemplated in the Shelf Registration; provided, however, that no Holder
                                               --------  -------
shall be entitled to be named as a selling securityholder in the Shelf Registration or to use the Prospectus forming a part thereof for resales of Registrable Securities unless such Holder has provided the Issuers within 10 Business Days after receipt of a request therefor, with the information required by Sections 5(v) and 5(w), as applicable.

          (b)     Withdrawal of Stop Orders.  If the Shelf Registration ceases
                  -------------------------
to be effective for any reason at any time during the Effectiveness Period (other than because of the sale of all of the securities registered thereunder), the Issuer and the Company shall use their reasonable best efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof.

          (c)     Supplements and Amendments.  The Issuer and the Company shall
                  --------------------------
promptly supplement and amend the Shelf Registration if required by the rules, regulations or instructions applicable to the registration form used for such Shelf Registration, if required by the Securities Act, or if reasonably requested by the Holders of a majority in aggregate principal amount of the Registrable Notes covered by such Registration Statement or by any underwriter of such Registrable Notes; provided, that all requesting Holders have provided
                           --------
the Issuer and the Company with the information required by Section 5(v).

4.     Additional Interest
       -------------------

          (a) The Issuer and the Company and the Initial Purchasers agree that the Holders of Registrable Notes will suffer damages if the Issuer and the Company fail to fulfill their respective obligations under Section 2 or Section 3 hereof and that it would not be feasible to ascertain the extent of such damages with precision. Accordingly, the Issuer agrees to pay as liquidated damages, additional interest on the Notes (the "Additional Interest") under the circumstances and to the extent as follows (without duplication):

     (i) if (A) neither the Exchange Registration Statement nor the Shelf Registration Statement has been filed with the SEC on or prior to the Filing Date or (B) notwithstanding that the Issuer and the Company have consummated or will consummate an Exchange Offer, the Issuer and the Company are required to file a Shelf Registration Statement and such Shelf Registration Statement is not filed on or prior to the Filing Date applicable thereto, then commencing on the day after either such required filing date, Additional Interest shall accrue on the principal amount of the Notes at a rate of 0.25% per annum for the first 90 days immediately following each such filing date, such Additional Interest rate increasing by an additional 0.25% per annum at the beginning of each subsequent 90 day period; or

     (ii) if (A) neither the Exchange Registration Statement nor the Shelf Registration Statement has been declared effective on or prior to 180 days after the Issue Date or (B) notwithstanding that the Issuer and the Company have consummated or will consummate an Exchange Offer, the Issuer and the Company are required to file a Shelf Registration Statement and such Shelf Registration Statement is not declared effective by the SEC on or prior to the 90th day following the date such Shelf Registration Statement was filed, then, commencing on the first day after the 180th day following the Issue Date or the day after the 90th day such Shelf Registration Statement was filed, as the case may be, Additional Interest shall accrue on the principal amount of the Notes at a rate of 0.25% per annum for the first 90 days immediately following such date, such Additional Interest rate increasing by an additional 0.25% per annum at the beginning of each subsequent 90-day period; or;

     (iii) if (A) the Issuer and the Company have not exchanged the Exchange Notes for all Notes validly tendered in accordance with the terms of the Exchange Offer on or prior to the 210th day after the Issue Date or
     (B) if applicable, the Shelf Registration Statement has been declared effective and such Shelf Registration Statement ceases to be effective at any time prior to the second anniversary of its effective date (other than after such time as all Notes have been disposed of thereunder), then Additional Interest shall accrue on the principal amount of the Notes at a rate of 0.25% per annum for the first 90 days commencing on (x) the 211th day after the Issue Date, in the case of (A) above, or (y) the day such Shelf Registration Statement ceases to be effective in the case of (B) above, such Additional Interest rate by increasing by an additional 0.25% per annum at the beginning of each subsequent 90-day period;

          provided, however, that the Additional Interest rate on the Notes may
          --------  -------
     not exceed in the aggregate 1.0% per annum; provided, further, however,
                                                 --------  -------  -------
     that (1) upon the filing of the Exchange Registration Statement or a Shelf Registration Statement (in the case of Section 4(a)(i)), (2) upon the effectiveness of the Exchange Registration Statement or Shelf Registration Statement (in the case of Section 4(a)(ii)), or (3) upon the exchange of Exchange Notes for all Notes tendered (in the case of Section 4(a)(iii)(A)), or upon the effectiveness of the Shelf Registration Statement which had ceased to remain effective (in the case of Section 4(a)(iii)(B)), Liquidated Damages on the Notes as a result of such Section, as the case may be, shall cease to accrue and the interest rate borne by the registrable notes will be reduced to the original interest rate.

          (b) The Issuer and the Company shall notify the Trustee within one business day after each and every date on which an event occurs in respect of which Additional Interest is required to be paid (an "Event Date"). Any amounts
                                                      ----------
of Additional Interest due pursuant to (a)(i), (a)(ii) or (a)(iii) of this
Section 4 will be payable in cash semiannually on each February 15 and August 15 (to the holders of record on February 1 and August 1), commencing with the first such date occurring after any such Additional Interest commences to accrue. The amount of Additional Interest will be determined by multiplying the applicable Additional Interest rate by the principal amount of the Registrable Notes, multiplied by a fraction, the numerator of which is the number of days such Additional Interest rate was applicable during such period (determined on the basis of a 360-day year comprised of twelve 30-day months and, in the case of a partial month, the actual number of days elapsed), and the denominator of which is 360.

5.     Registration Procedures
       -----------------------

          In connection with the filing of any Registration Statement pursuant to Sections 2 or 3 hereof, the Issuer and the Company shall effect such registrations to permit the sale of the securities covered thereby in accordance with the intended method or methods of disposition thereof, and pursuant thereto and in connection with any Registration Statement filed by the Issuer and the Company hereunder, the Issuer and the Company shall:

          (a) Prepare and file with the SEC on or prior to the Filing Date, a Registration Statement or Registration Statements as prescribed by Sections 2 or 3 hereof, and use their reasonable best efforts to cause each such Registration Statement to become effective and remain effective as provided herein; provided, however, that, if (1) such filing is pursuant to
                      --------  -------
     Section 3 hereof or (2) a Prospectus contained in an Exchange Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, before filing any Registration Statement or Prospectus or any amendments or supplements thereto, the Issuer and the Company shall furnish to and afford the Holders of the Registrable Notes covered by such Registration Statement or each such Participating Broker-Dealer, as the case may be, their counsel and the managing underwriters, if any, a reasonable opportunity to review copies of all such documents (including copies of any documents to be incorporated by reference therein and all exhibits thereto) proposed to be filed (in each case at least two business days prior to such filing). The Issuer and the Company shall not file any Registration Statement or Prospectus or any amendments or supplements thereto if the Holders of a majority in aggregate principal amount of the Registrable Notes covered by such Registration Statement, or any such Participating Broker-Dealer, as the case may be, or their counsel, or the managing underwriters, if any, shall reasonably object on a timely basis; provided, however, that if the Issuers' and the
                               --------  -------
     Company's failure to file a Registration Statement or Prospectus, or any amendments or supplements thereto, in the applicable time periods as set forth in Section 4, is based upon such an objection, no Additional Interest shall accrue.

          (b) Prepare and file with the SEC such amendments and post-effective amendments to each Shelf Registration or Exchange Registration Statement, as the case may be, as may be necessary to keep such Registration Statement continuously effective for the Effectiveness Period or the Applicable Period, as the case may be; cause the related Prospectus to be supplemented by any prospectus supplement required by applicable law, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) promulgated under the Securities Act; and comply in all material respects with the provisions of the Securities Act and the Exchange Act applicable to it with respect to the disposition of all securities covered by such Registration Statement as so amended or in such Prospectus as so supplemented and with respect to the subsequent resale of any securities being sold by a Participating Broker-Dealer covered by any such Prospectus; the Issuer and the Company shall be deemed not to have used their reasonable best efforts to keep a Registration Statement effective during the Applicable Period if the Issuer and the Company voluntarily take any action that would result in selling Holders of the Registrable Notes covered thereby or Participating Broker-Dealers seeking to sell Exchange Notes not being able to sell such Registrable Notes or such Exchange Notes during that period, unless such action is required by applicable law or unless the Issuer and the Company comply in all material respects with this Agreement, including without limitation, the provisions of paragraphs 5(k) and (w) hereof.

          (c) If (1) a Shelf Registration is filed pursuant to Section 3 hereof or (2) a Prospectus contained in an Exchange Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, notify the selling Holders of Registrable Notes (with respect to the Registration Statement filed pursuant to Section 3 hereof), or each such Participating Broker-Dealer, as the case may be, their counsel and the managing underwriters, if any, promptly (but in any event within two business days) and confirm such notice in writing, (i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective under the Securities Act (including in such notice a written statement that any Holder may, upon written request, obtain, at the sole expense of the Issuer and the Company, one conformed copy of such Registration Statement or post-effective amendment including financial statements and schedules, documents incorporated or deemed to be incorporated by reference and exhibits), (ii) of the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of any preliminary prospectus or the initiation of any proceedings for that purpose, (iii) of the receipt by the Issuer or the Company of any notification with respect to the suspension of the qualification or exemption from qualification of a Registration Statement or any of the Registrable Notes or the Exchange Notes to be sold by any Participating Broker-Dealer for offer or sale in any jurisdiction, or the initiation or written threat of any proceeding for such purpose, (iv) of the happening of any event, the existence of any condition or any information becoming known that makes any statement made in such Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any material changes in or amendments or supplements to such Registration Statement, Prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and (v) of the Issuer or the Company's determination that a post-effective amendment to a Registration Statement would be appropriate.

          (d) Use its reasonable best efforts to prevent the issuance of any order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of a Prospectus or suspending the qualification (or exemption from qualification) of any of the Registrable Notes or the Exchange Notes for sale in any jurisdiction and, if any such order is issued, to use its best efforts to obtain the withdrawal of any such order at the earliest possible moment.

          (e) If a Shelf Registration is filed pursuant to Section 3 and if requested by the managing underwriter or underwriters, if any, or the Holders of a majority in aggregate principal amount of the Registrable Notes being sold in connection with an underwritten offering, (i) promptly incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriter or underwriters, if any, such Holders or counsel for any of them determine is reasonably necessary to be included therein, (ii) make all required filings of such prospectus supplement or such post-effective amendment as soon as practicable after the Issuer and the Company have received notification of the matters to be incorporated in such prospectus supplement or post-effective amendment and
     (iii) supplement or make amendments to such Registration Statement, provided, however, that the Issuer and the Company shall
     --------  -------
     not be required to take any action pursuant to this Section 5(e) that would, in the opinion of counsel for the Company and Issuer, violate applicable law.

          (f) If (1) a Shelf Registration is filed pursuant to Section 3 hereof or (2) a Prospectus contained in an Exchange Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, furnish to each selling Holder of Registrable Notes who so requests and to each such Participating Broker-Dealer who so requests and to their respective counsel and each managing underwriter, if any, at the sole expense of the Issuer and the Company, one conformed copy of the Registration Statement or Registration Statements and each post-effective amendment thereto, including financial statements and schedules and, if requested, all documents incorporated or deemed to be incorporated therein by reference and all exhibits.

          (g) If (1) a Shelf Registration is filed pursuant to Section 3 hereof or (2) a Prospectus contained in an Exchange Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, deliver to each selling Holder of Registrable Notes, or each such Participating Broker-Dealer, as the case may be, their respective counsel and the underwriters, if any, at the sole expense of the Issuer and the Company, as many copies of the Prospectus or Prospectuses (including each form of preliminary prospectus) and each amendment or supplement thereto and any documents incorporated by reference therein as such Persons may reasonably request; and, subject to Section 5(w), the Issuer and the Company hereby consent to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders of Registrable Notes or each such Participating Broker-Dealer, as the case may be, and the underwriters or agents, if any, and dealers, if any, in connection with the offering and sale of the Registrable Notes covered by, or the sale by Participating Broker-Dealers of the Exchange Notes pursuant to, such Prospectus and any amendment or supplement thereto.

          (h) Prior to any public offering of Registrable Notes or Exchange Notes or any delivery of a Prospectus contained in the Exchange Registration Statement by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, use their reasonable best efforts to register or qualify and to cooperate with the selling Holders of Registrable Notes or each such Participating Broker-Dealer, as the case may be, the managing underwriter or underwriters, if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Notes for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any selling Holder, Participating Broker-Dealer or the managing underwriter or underwriters reasonably request in writing; provided, however, that where Exchange Notes held by Participating
     --------  -------
     Broker-Dealers or Registrable Notes are offered other than through an underwritten offering, the Issuer and the Company agree to cause their respective counsel to perform Blue Sky investigations and file registrations and qualifications required to be filed pursuant to this
     Section 5(h); keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective and do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the Exchange Notes held by Participating Broker-Dealers or the Registrable Notes covered by the applicable Registration Statement; provided, however, that neither the Issuer nor the Company
     --------  -------
     shall be required to (A) qualify generally to do business in any jurisdiction where it is not then so qualified, (B) take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject, (C) subject itself to taxation in any such jurisdiction where it is not then so subject, or (D) make any change to its respective certificate of incorporation or bylaws (or similar organizational documents) or any agreement between it and its shareholders.

          (i) If a Shelf Registration is filed pursuant to Section 3 hereof, cooperate with the selling Holders of Registrable Notes and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Notes to be sold, which certificates shall not bear any restrictive legends and shall be in a form eligible for deposit with The Depository Trust Company; and enable such Registrable Notes to be in such denominations and registered in such names as the managing underwriter or underwriters, if any, or Holders may reasonably request.

          (j) Use their reasonable best efforts to cause the Registrable Notes covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the Holders thereof or the underwriter or underwriters, if any, to consummate the disposition of such Registrable Notes, except as may be required solely as a consequence of the nature of such selling Holder's business, in which case the Company will cooperate in all reasonable respects with the filing of such Registration Statement and the granting of such approvals.

          (k) If (1) a Shelf Registration is filed pursuant to Section 3 hereof or (2) a Prospectus contained in an Exchange Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, upon the occurrence of any event contemplated by paragraph 5(c)(iv) or 5(c)(v), hereof, as promptly as practicable prepare and (subject to Section 5(a) hereof) file with the SEC, at the Issuer's and the Company's sole expense, a supplement or post-effective amendment to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Notes being sold thereunder or to the purchasers of the Exchange Notes to whom such Prospectus will be delivered by a Participating Broker-Dealer, any such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (l) Use their reasonable best efforts to cause the Registrable Notes covered by a Registration Statement or the Exchange Notes, as the case may be, to be rated with the appropriate rating agencies, if so requested by the Holders of a majority in aggregate principal amount of Registrable Notes covered by such Registration Statement or the Exchange Notes, as the case may be, or the managing underwriter or underwriters, if any.

          (m) Prior to the effective date of the first Registration Statement relating to the Registrable Notes, (i) provide the Trustee with certificates for the Registrable Notes or Exchange Notes, as the case may be, in a form eligible for deposit with The Depository Trust Company and
     (ii) provide a CUSIP number for the Registrable Notes or Exchange Notes, as the case may be.

          (n) In connection with any underwritten offering of Registrable Notes pursuant to a Shelf Registration, enter into an underwriting agreement as is customary in underwritten offerings of debt securities similar to the Notes and take all such other actions as are reasonably requested by the managing underwriter or underwriters in order to expedite or facilitate the registration or the disposition of such Registrable Notes and, in such connection, (i) make such representations and warranties to, and covenants with, the underwriters with respect to the business of the Company and its subsidiaries (including any acquired business, properties or entity, if applicable) and the Issuer and the Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, as are customarily made by issuers to underwriters in underwritten offerings of debt securities similar to the Notes, and confirm the same in writing if and when requested; (ii) obtain the written opinions of counsel to each of the Company and the Issuer, as the case may be, and written updates thereof in form, scope and substance reasonably satisfactory to the managing underwriter or underwriters, addressed to the underwriters covering the matters customarily covered in opinions requested in underwritten offerings of debt similar to the Notes and such other matters as may be reasonably requested by the managing underwriter or underwriters; (iii) obtain "cold comfort" letters and updates thereof in form, scope and substance reasonably satisfactory to the managing underwriter or underwriters from the independent certified public accountants of the Company and the Issuer (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included or incorporated by reference in the Registration Statement), addressed to each of the underwriters, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings of debt securities similar to the Notes and such other matters as reasonably requested by the managing underwriter or underwriters; and (iv) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures no less favorable than those set forth in Section 7 hereof (or such other provisions and procedures acceptable to Holders of a majority in aggregate principal amount of Registrable Notes covered by such Registration Statement and the managing underwriter or underwriters or agents) with respect to all parties to be indemnified pursuant to said Section. The above shall be done at each closing under such underwriting agreement, or as and to the extent required thereunder.

          (o) If (1) a Shelf Registration is filed pursuant to Section 3 hereof or (2) a Prospectus contained in an Exchange Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, make available for inspection by any selling Holder of such Registrable Notes being sold, or each such Participating Broker-Dealer, as the case may be, any underwriter participating in any such disposition of Registrable Notes, if any, and any attorney, accountant or other agent retained by any such selling Holder or each such Participating Broker-Dealer, as the case may be, or underwriter (collectively, the "Inspectors"), at the offices where
                         ----------
     normally kept, during reasonable business hours and upon reasonable advance notice all relevant financial and other records, pertinent corporate documents and instruments of the Company and its subsidiaries and the Issuer (collectively, the "Records") as shall be reasonably necessary to
                                -------
     enable them to exercise any applicable due diligence responsibilities, and cause the respective officers, directors and employees of the Company and its subsidiaries and the Issuer to supply all information reasonably requested by any such Inspector in connection with such Registration Statement. Any such access granted to the Inspectors under this Section 5(o) shall be subject to the prior receipt by the Company and the Issuer of written undertakings to preserve the confidentiality of any information deemed by the Company or the Issuer to be confidential in form and substance reasonably satisfactory to the Company or the Issuer. Records that the Company or the Issuer determines, in good faith, to be confidential and any Records that they notify the Inspectors are confidential shall not be disclosed by the Inspectors unless (i) the Issuer or the Company in their sole discretion based on advice of counsel determine that disclosure of such Records is necessary to avoid or correct a misstatement or omission in such Registration Statement, (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, (iii) disclosure of such information is, in the opinion of counsel for any Inspector, necessary or advisable in connection with any action, claim, suit or proceeding, directly or indirectly, involving or potentially involving such Inspector and arising out of, based upon, relating to or involving this Agreement or any transactions contemplated hereby or arising hereunder or (iv) the information in such Records has been made generally available to the public. Each selling Holder of such Registrable Securities and each such Participating Broker-Dealer will be required to agree that information obtained by it as a result of such inspections shall be deemed confidential and shall not be used by it as the basis for any market transactions in the securities of the Issuer or the Company unless and until such information is generally available to the public. Each selling Holder of such Registrable Notes and each such Participating Broker-Dealer will be required to further agree that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company or the Issuer, as applicable, and allow the Company or the Issuer, as applicable, to undertake appropriate action to prevent disclosure of the Records deemed confidential at the Company's or the Issuer's, as applicable, sole expense.

          (p) Provide an indenture trustee for the Registrable Notes or the Exchange Notes, as the case may be, and cause the Indenture or the trust indenture provided for in Section 2(a) hereof, as the case may be, to be qualified under the TIA not later than the effective date of the Exchange Offer or the first Registration Statement relating to the Registrable Notes; and in connection therewith, cooperate with the trustee under any such indenture and the Holders of the Registrable Notes, to effect such changes to such indenture as may be required for such indenture to be so qualified in accordance with the terms of the TIA; and execute, and use its reasonable best efforts to cause such trustee to execute, all documents as may be required to effect such changes and all other forms and documents required to be filed with the SEC to enable such indenture to be so qualified in a timely manner.

          (q) Comply in all material respects with all applicable rules and regulations of the SEC and make generally available to its securityholders earning statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than 45 days after the end of any fiscal quarter (or 90 days after the end of any fiscal year) (i) commencing at the end of any fiscal quarter in which Registrable Notes are sold to underwriters in a firm commitment or best efforts underwritten offering and
     (ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Company and the Issuer after the effective date of a Registration Statement, which statements shall cover said fiscal periods.

          (r) Upon consummation of an Exchange Offer or a Private Exchange, obtain an opinion of counsel to the Issuer, who may, at the Issuer's election, be internal counsel to the Issuer, in a form customary for underwritten transactions, addressed to the Trustee for the benefit of all Holders of Registrable Notes participating in the Exchange Offer or the Private Exchange, as the case may be, that the Exchange Notes or Private Exchange Notes, as the case may be, and the related indenture constitute legal, valid and binding obligations of the Issuer, enforceable against the Issuer in accordance with its respective terms, subject to customary exceptions and qualifications.

          (s) If an Exchange Offer or a Private Exchange is to be consummated, upon delivery of the Registrable Notes by Holders to the Company or the Issuer (or to such other Person as directed by the Issuer or the Company) in exchange for the Exchange Notes or the Private Exchange Notes, as the case may be, the Issuer shall mark, or cause to be marked, on such Registrable Notes that such Registrable Notes are being cancelled in exchange for the Exchange Notes or the Private Exchange Notes, as the case may be; in no event shall such Registrable Notes be marked as paid or otherwise satisfied.

          (t) Cooperate with each seller of Registrable Notes covered by any Registration Statement and each underwriter, if any, participating in the disposition of such Registrable Notes and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc. (the "NASD").
                                                   ----

          (u) Use its reasonable best efforts to take all other steps necessary or advisable to effect the registration of the Registrable Notes covered by a Registration Statement contemplated hereby.

          (v) The Company and the Issuer may require each seller of Registrable Notes as to which any registration is being effected to furnish in writing to the Company and the Issuer such information regarding such seller and the distribution of such Registrable Notes as the Company and the Issuer may, from time to time, reasonably request. The Company and the Issuer may exclude from such registration the Registrable Notes of any seller who fails to furnish such information within a reasonable time (but no later than 5 business days) after receiving such request and in such event shall have no further obligation under this Agreement (including, without limitation, obligations under Section 4 hereof) with respect to such seller or any subsequent holder of such Registrable Notes. Each seller as to which any Shelf Registration is being effected agrees to furnish promptly to the Company and the Issuer all information required to be disclosed in order to make the information previously furnished to the Company and the Issuer by such seller not materially misleading.

          (w) Each Holder of Registrable Notes and each Participating Broker-Dealer agrees by acquisition of such Registrable Notes or Exchange Notes to be sold by such Participating Broker-Dealer, as the case may be, that, upon actual receipt of any notice from the Company or the Issuer of the happening of any event of the kind described in Sections 5(c)(ii), 5(c)(iv) or 5(c)(v) hereof, such Holder will forthwith discontinue disposition of such Registrable Notes covered by such Registration Statement or Prospectus or Exchange Notes to be sold by such Holder or

     Participating Broker-Dealer, as the case may be, until such Holder's or Participating Broker-Dealer's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 5(k) hereof, or until it is advised in writing (the "Advice") by the Company and the Issuer that the
                              ------
     use of the applicable Prospectus may be resumed, and has received copies of any amendments or supplements thereto. In the event that the Company or the Issuer shall give any such notice, each of the Effectiveness Period and the Applicable Period shall be extended by the number of days during such periods from and including the date of the giving of such notice to and including the date when each seller of Registrable Notes covered by such Registration Statement or Exchange Notes to be sold by such Participating Broker-Dealer, as the case may be, shall have received (x) the copies of the supplemented or amended Prospectus contemplated by Section 5(k) hereof or (y) the Advice. Each holder of Registrable Notes agrees that the Issuer and the Company has the right to require such holders to discontinue dispositions for up to 90 days if the Issuer and the Company gives notice of a material non-public acquisition or event; provided, however, that each
                                                    --------  -------
     holder shall be subject to the hold-back restrictions of this Section 5 only twice during the term of this Agreement. During any such discontinuance, no Additional Interest shall accrue or otherwise be payable to the Holders.

          In the event of a Shelf Registration, in addition to the information required to be provided by each selling Holder in accordance with the preceding paragraph, the Issuer and the Company may require such selling Holder to furnish to the Issuer and the Company such additional information regarding such selling Holder and such selling Holder's intended method of distribution of Registrable Notes as may be required in order to comply with the Securities Act. Each such selling Holder agrees to notify the Issuer and the Company as promptly as practicable of any inaccuracy or change in information previously furnished by such selling Holder to the Issuer and the Company or of the occurrence of any event in either case as a result of which any prospectus relating to such Shelf Registration contains or would contain an untrue statement of a material fact regarding such selling Holder or such selling Holder's intended method of disposition of such Registrable Notes required to be stated or necessary to make the statements therein not misleading in light of the circumstances then existing, and promptly to furnish to the Issuer and the Company any additional information required to correct and update any previously furnished information or required so that such prospectus shall not contain, with respect to such selling Holder or the disposition of such Registrable Notes, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statement therein not misleading in light of the circumstances then existing.

6.   Registration Expenses
     ---------------------

          All fees and expenses incident to the performance of or compliance with this Agreement by the Issuer and the Company (other than underwriting discounts or commissions) shall be borne by the Issuer and the Company whether or not the Exchange Offer or a Shelf Registration is filed or becomes effective, including, without limitation, (i) all registration and filing fees including, without limitation, (A) fees with respect to filings required to be made with the NASD in connection with an underwritten offering and (B) reasonable fees and expenses of compliance with state securities or Blue Sky laws (including, without limitation, reasonable fees and disbursements of counsel in connection with Blue Sky qualifications of the Registrable Notes or Exchange Notes and determination of the eligibility of the Registrable Notes or Exchange Notes for investment under the laws of such jurisdictions (x) where the holders of Registrable Notes are located, in the case of the Exchange Notes, or (y) as provided in Section 5(h) hereof, in the case of Registrable Notes or Exchange Notes to be sold by a Participating Broker-Dealer during the Applicable Period)), (ii) printing expenses, including, without limitation, expenses of printing certificates for Registrable Notes or Exchange Notes in a form eligible for deposit with The Depository Trust Company and of printing prospectuses if the printing of prospectuses is requested by the managing underwriter or underwriters, if any, by the Holders of a majority in aggregate principal amount of the Registrable Notes included in any Registration Statement or sold by any Participating Broker-Dealer, as the case may be, (iii) reasonable messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company and the Issuer and fees and disbursements of not more than one special counsel for the sellers of Registrable Notes, (v) fees and disbursements of all independent certified public accountants referred to in Section 5(n)(iii) hereof (including, without limitation, the expenses of any special audit and "cold comfort" letters required by or incident to such performance), (vi) rating agency fees, if any, and any fees associated with making the Registrable Notes or Exchange Notes eligible for trading through the Depository Trust Company,
(vii) Securities Act liability insurance, if the Issuer or the Company desire such insurance, (viii) fees and expenses of all other Persons retained by the Issuer and the Company, (ix) internal expenses of the Issuer and the Company (including, without limitation, all salaries and expenses of officers and employees of the Issuer or the Company performing legal or accounting duties),
(x) the expense of any annual audit, (xi) the fees and expenses incurred in connection with the listing of the securities to be registered on any securities exchange, if applicable, and (xii) the expenses relating to printing, word processing and distributing of all Registration Statements, underwriting agreements, securities sales agreements, indentures and any other documents necessary to comply with this Agreement.

7.   Indemnification
     ---------------

          (a) The Issuer and the Company, severally and not jointly, agree to indemnify and hold harmless each Holder of Registrable Notes offered pursuant to a Shelf Registration Statement and each Participating Broker-Dealer selling Exchange Notes during the Applicable Period, the officers and directors of each such Person or its affiliates, and each other Person, if any, who controls any such Person or its affiliates within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act (each, a "Participant"), from
                                                           -----------
and against any and all losses, claims, damages and liabilities (including, without limitation, the reasonable legal fees and other expenses actually incurred in connection with any suit, action or proceeding or any claim asserted) caused by, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement pursuant to which the offering of such Registrable Notes or Exchange Notes, as the case may be, is registered (or any amendment thereto) or related Prospectus (or any amendments or supplements thereto) or any related preliminary prospectus, or caused by, arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Issuer
                                            --------  -------
and the Company will not be required to indemnify a Participant if (i) such losses, claims, damages or liabilities are caused by any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information relating to any Participant furnished to the Issuer and the Company in writing by or on behalf of such Participant expressly for use therein or (ii) if such Participant sold to the person asserting the claim the Registrable Notes or Exchange Notes that are the subject of such claim and such untrue statement or omission or alleged untrue statement or omission was contained or made in any preliminary prospectus and corrected in the Prospectus or any amendment or supplement thereto and the Prospectus does not contain any other untrue statement or omission or alleged untrue statement or omission of a material fact that was the subject matter of the related proceeding and Participant failed to deliver or provide a copy of the Prospectus (as amended or supplemented) to such Person with or prior to the confirmation of the sale of such Registrable Notes or Exchange Notes sold to such Person if required by applicable law, unless such failure to deliver or provide a copy of the Prospectus (as amended or supplemented) was a result of noncompliance by the Company or the Issuer, as the case may be, with Section 5 of this Agreement.

          (b) Each Participant agrees, severally and not jointly, to indemnify and hold harmless each of the Issuer and the Company, their respective directors and officers and each Person who controls the Company and to Issuer within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Issuer and the Company to each Participant, but only (i) with reference to information relating to such Participant furnished to the Issuer and the Company in writing by or on behalf of such Participant expressly for use in any Registration Statement or Prospectus, any amendment or supplement thereto or any preliminary prospectus or (ii) with respect to any untrue statement or representation made by such Participant in writing to the Issuer and the Company. The liability of any Participant under this paragraph shall in no event exceed the proceeds received by such Participant from sales of Registrable Notes or Exchange Notes giving rise to such obligations.

          (c) If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any Person in respect of which indemnity may be sought pursuant to either of the two preceding paragraphs, such Person (the "Indemnified Person") shall promptly
                                            ------------------
notify the Person against whom such indemnity may be sought (the "Indemnifying
                                                                  ------------
Person") in writing, and the Indemnifying Person, upon request of the
------
Indemnified Person, shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others the Indemnifying Person may reasonably designate in such proceeding and shall pay the reasonable fees and expenses actually incurred by such counsel related to such proceeding; provided, however, that the failure to so notify the
                 --------  -------
Indemnifying Person shall not relieve it of any obligation or liability that it may have hereunder or otherwise (unless and only to the extent that such failure directly results in material prejudice to the Indemnifying Person and the Indemnifying Person was not otherwise aware of such action or claim). In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed in writing to the contrary, (ii) the Indemnifying Person shall have failed within a reasonable period of time to retain counsel reasonably satisfactory to the Indemnified Person or (iii) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that, unless there exists a conflict among Indemnified Persons, the Indemnifying Person shall not, in connection with any one such proceeding or separate but substantially similar related proceedings in the same jurisdiction arising out of the same general allegations, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed promptly as they are incurred, subject to an undertaking by such Indemnified Persons that all such amounts to which any Indemnified Person is not entitled pursuant to this Section 7, as determined by a final non-appealable judicial determination, shall be returned promptly to the relevant Indemnifying Persons. Any such separate firm for the Participants and such control Persons of Participants shall be designated in writing by Participants who sold a majority in interest of Registrable Notes and Exchange Notes sold by all such Participants and shall be reasonably acceptable to the Company and the Issuer and any such separate firm for the Issuer and the Company, its respective directors, its officers and such control Persons of the Issuer and the Company shall be designated in writing by the Issuer and the Company. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its prior written consent (which consent shall not be unreasonably withheld or delayed), but if settled with such consent or if there be a final non-appealable judgment for the plaintiff for which the Indemnified Person is entitled to indemnification pursuant to this Agreement, the Indemnifying Person agrees to indemnify and hold harmless each Indemnified Person from and against any loss or liability by reason of such settlement or judgment. No Indemnifying Person shall, without the prior written consent of the Indemnified Person (which consent shall not be unreasonably withheld or delayed), effect any settlement or compromise of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party, and indemnity could have been sought hereunder by such Indemnified Person, unless such settlement (A) includes an unconditional written release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (B) does not include any statement as to an admission of fault, culpability or failure to act by or on behalf of any Indemnified Person.

          (d) If the indemnification provided for in the first and second paragraphs of this Section 7 is for any reason unavailable to, or insufficient to hold harmless, an Indemnified Person in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraphs, in lieu of indemnifying such Indemnified Person thereunder and in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of the Indemnifying Person or Persons on the one hand and the Indemnified Person or Persons on the other in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof). The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuer and the Company on the one hand or such Participant or such other Indemnified Person, as the case may be, on the other, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, and any other equitable considerations appropriate in the circumstances.

          (e) The parties agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation
                                                           --- ----
(even if the Participants were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any reasonable legal or other expenses actually incurred by such Indemnified Person in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, in no event shall a

Participant be required to contribute any amount in excess of the amount by which proceeds received by such Participant from sales of Registrable Notes or Exchange Notes, as the case may be, exceeds the amount of any damages that such Participant has otherwise been required to pay or has paid by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

          (f) Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this
Section 7 shall be paid by the Indemnifying Persons to the Indemnified Person as such losses, claims, damages, liabilities or expenses are incurred, subject to an undertaking by such Indemnified Person that all such amounts to which such Indemnified Person is not entitled pursuant to this Section 7, as determined by a final non-appealable judicial determination, shall be returned promptly to the relevant Indemnifying Persons.

          (g)     The indemnity and contribution agreements contained in this
Section 7 will be in addition to any liability that the Indemnifying Persons may otherwise have to the Indemnified Persons referred to above.

8.   Rule 144 and 144A
     -----------------

          The Issuer and the Company covenant that they will file the reports required to be filed by them under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder in a timely manner in accordance with the requirements of the Securities Act and the Exchange Act and, if at any time the Issuer or the Company is not required to file such reports, it will, upon the request of any Holder of Registrable Notes, make available annual reports and such information, documents and other reports of the type specified in Sections 13 and 15(d) of the Exchange Act. The Issuer and the Company further covenant for so long as any Registrable Notes remain outstanding, to make available to any Holder or beneficial owner of Registrable Notes in connection with any sale thereof and any prospective purchaser of such Registrable Notes from such Holder or beneficial owner the information required by Rule 144A(d)(4) under the Securities Act in order to permit resales of such Registrable Notes pursuant to Rule 144A and take such further action as any Holder of Registrable Notes may reasonably request and to the extent required from time to time to enable such holder to sell Registrable Notes without registration under the Securities Act within the limitation of the exemptions provided by Rule 144(K) under the Securities Act.

9.   Underwritten Registrations
     --------------------------

          If any of the Registrable Notes covered by any Shelf Registration are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will manage the offering will be selected by the Holders of a majority in aggregate principal amount of such Registrable Notes included in such offering and reasonably acceptable to the Issuer and the Company.

          No Holder of Registrable Notes may participate in any underwritten registration hereunder unless such Holder (a) agrees to sell such Holder's Registrable Notes on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

10.  Miscellaneous
     -------------

          (a)     No Inconsistent Agreements.  The Issuer and the Company have
                  --------------------------
not, as of the date hereof, and shall not, after the date of this Agreement, enter into any agreement with respect to any of the Issuer's or the Company's securities that is inconsistent with the rights granted to the Holders of Registrable Notes in this Agreement or otherwise conflicts with the provisions hereof. Neither the Issuer nor the Company has entered into and will not enter into, any agreement with respect to any of their respective debt securities that will grant to any Person piggy-back registration rights with respect to a Registration statement.

          (b)     Adjustments Affecting Registrable Notes.  Neither the Issuer
                  ---------------------------------------
nor the Company shall, directly or indirectly, take any action with respect to the Registrable Notes as a class that would adversely affect the ability of the Holders of Registrable Notes to include such Registrable Notes in a registration undertaken pursuant to this Agreement.

          (c)     Amendments and Waivers.  The provisions of this Agreement may
                  ----------------------
not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, otherwise than with the prior written consent of (i) the Company and the Issuer and (ii) the Holders of not less than a majority in aggregate principal amount of the then outstanding Registrable Notes. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders of Registrable Notes whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect, impair, limit or compromise the rights of other Holders of Registrable

Notes may be given by Holders of at least a majority in aggregate principal amount of the Registrable Notes being sold by such Holders pursuant to such Registration Statement; provided, however, that the provisions of this sentence
                        --------  -------
may not be amended, modified or supplemented except in accordance with the provisions of the immediately preceding sentence.

          (d)     Notices.  All notices and other communications (including
                  -------
without limitation any notices or other communications to the Trustee) provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, next-day air courier or facsimile:

          1. if to a Holder of the Registrable Notes or any Participating Broker-Dealer, at the most current address of such Holder or Participating Broker-Dealer, as the case may be, set forth on the records of the registrar under the Indenture, with a copy in like manner to the Initial Purchasers as follows:

                 DEUTSCHE BANC ALEX. BROWN INC.
                 130 Liberty Street
                 New York, New York  10006
                 Facsimile No.:  (212) 250-7200
                 Attention:  Corporate Finance Department

          with a copy to:

                 Cahill Gordon & Reindel
                 80 Pine Street
                 New York, New York  10005
                 Facsimile No.:  (212) 269-5420
                 Attention:  William B. Gannett, Esq.

          2.     if to the Initial Purchasers, at the addresses specified in
     Section 10(d)(1);

          3.     if to the Company, at the address as follows:

                 UNIVERSAL COMPRESSION, INC.
                 4440 Brittmoore Road
                 Houston, TX 77241
                 Telephone: (713) 466-4103
                 Facsimile: (713) 466-6574
          with a copy to:

                 GARDERE WYNNE SEWELL LLP
                 1000 Louisiana Street, Suite 3400
                 Houston, TX  77002
                 (713) 276-5561
                 (713) 276-6561
                 Attn: Carol Burke, Esq.

          4.     If to the Issuer to:

                 2911 Turtle Creek Blvd.
                 Dallas, TX 75219
                 Telephone:  (214) 522-7296

          with a copy to:

                 Robert R. Veach, Jr.
                 2911 Turtle Creek Boulevard
                 Suite 1240A, Lockbox 406
                 Dallas, TX
                 Telephone:  (214) 520-7544
                 Facsimile:  (214) 520-7806

          All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; one business day after being timely delivered to a next-day air courier; and when receipt is acknowledged by the addressee, if sent by facsimile.

          Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee at the address and in the manner specified in such Indenture.

          (e)     Successors and Assigns.  This Agreement shall inure to the
                  ----------------------
benefit of and be binding upon the successors and assigns of each of the parties hereto; provided, however, that this Agreement shall not inure to the benefit of
        --------  -------
or be binding upon a successor or assign of a Holder unless and to the extent such successor or assign holds Registrable Notes. If any transferee of any holder shall acquire Registrable Notes, in any manner, whether by operation of law or otherwise, such Registrable Notes shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Notes, such person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement, including the restrictions on resale set forth in this Agreement and, if applicable, the Purchase Agreement, and such person shall be entitled to receive the benefits hereof.

          (f)     Counterparts.  This Agreement may be executed in any number of
                  ------------
counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          (g)     Headings.  The headings in this Agreement are for convenience
                  --------
of reference only and shall not limit or otherwise affect the meaning hereof.

          (h)     Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY AND
                  -------------
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WHOLLY WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. EACH OF THE PARTIES HERETO AGREES TO SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.

          (i)     Severability.  If any term, provision, covenant or restriction
                  ------------
of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

          (j)     Securities Held by the Issuer or the Company or Its
                  ---------------------------------------------------
Affiliates.  Whenever the consent or approval of Holders of a specified
----------
percentage of Registrable Notes is required hereunder, Registrable Notes held by the Issuer or the Company or its affiliates (as such term is defined in Rule 405 under the Securities Act) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

          (k)     Third Party Beneficiaries.  Holders of Registrable Notes and
                  -------------------------
Participating Broker-Dealers are intended third party beneficiaries of this Agreement and this Agreement may be enforced by such Persons.

          (l)     Entire Agreement.  This Agreement, together with the Purchase
                  ----------------
Agreement and the Indenture, is intended by the parties as a final and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein and any and all prior oral or written agreements, representations, or warranties, contracts, understandings, correspondence, conversations and memoranda between the Initial Purchasers on the one hand and the Issuer and the Company on the other, or between or among any agents, representatives, parents, subsidiaries, affiliates, predecessors in interest or successors in interest with respect to the subject matter hereof and thereof are merged herein and replaced hereby.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the Date first written above.

                                     BRL UNIVERSAL EQUIPMENT
                                       2001  A, L.P.

                                     By:  BRL Universal Equipment
                                          Management, Inc.,
                                          its General Partner


                                     By:  Gregory C. Greene
                                          ----------------------------
                                          Gregory C. Greene
                                          President




                                     BRL UNIVERSAL EQUIPMENT CORP.


                                     By:  Gregory C. Greene
                                          ----------------------------
                                          Gregory C. Greene
                                          President


                                     UNIVERSAL COMPRESSION, INC.


                                     By:  /s/  Richard W. Fitzgerald
                                          ----------------------------
                                          Richard W. Fitzgerald
                                          Senior Vice President

                                     UNIVERSAL COMPRESSION HOLDINGS,
                                       INC.

                                     By:  /s/  Richard W. Fitzgerald
                                          ----------------------------
                                          Richard W. Fitzgerald
                                          Senior Vice President




                                     DEUTSCHE BANC ALEX. BROWN INC.
                                     FIRST UNION SECURITIES, INC.
                                     BANC ONE CAPITAL MARKETS, INC.
                                     SCOTIA CAPITAL (USA) INC.

                                     By:  DEUTSCHE BANC ALEX. BROWN
                                          INC.

                                     By:  /s/  Steven M. Cowan
                                          ----------------------------
                                          Steven M. Cowan
                                          Vice President

                                     By:  /s/  C. Mitchell Cox
                                          ----------------------------
                                          C. Mitchell Cox
                                          Managing Director